Exhibit 10.4
AMENDMENT NO. 1
Dated as of March 28, 2018
to
364-DAY CREDIT AGREEMENT
Dated as of March 16, 2018
THIS AMENDMENT NO. 1 (this “Amendment”), dated as of March 28, 2018, is by and among General Dynamics Corporation, a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and amends that certain 364-Day Credit Agreement dated as of March 16, 2018 by and among the Borrower, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Borrower has requested that the Required Lenders and the Administrative Agent make certain amendments to the Credit Agreement; and
WHEREAS, the Borrower, the Lenders party hereto (which constitute the Required Lenders) and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree as follows:
1.Amendments to the Credit Agreement. Effective as of the Amendment Effective Date (as defined below), the parties hereto agree that the Credit Agreement is hereby amended as follows:
(a)Each of Banco Bilbao Vizcaya Argentaria, S.A. New York Branch and Lloyds Bank Plc is hereby designated as a Co-Documentation Agent in respect of the credit facility evidenced by the Credit Agreement as amended hereby. Accordingly, the cover page of the Credit Agreement is hereby amended to add a reference to each of Banco Bilbao Vizcaya Argentaria, S.A. New York Branch and Lloyds Bank Plc as a Co-Documentation Agent.
2.Conditions of Effectiveness. The effectiveness of this Amendment (the “Amendment Effective Date”) is subject to the following condition precedent:
(a)The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent.
3.Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a)This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity.
(b)As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Unmatured Default has occurred and is continuing, and (ii) the representations and warranties contained in Article V (excluding those contained in Sections 5.5, 5.7, 5.8, 5.11 and 5.12) of the Credit Agreement are true and correct in all material respects as of such date except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.
4.Reference to and Effect on the Credit Agreement.
(a)Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
(b)Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)This Amendment is a Loan Document.
5.Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York, but giving effect to federal laws applicable to national banks.
6.Headings. Section headings in this Amendment are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Amendment.
7.Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.
[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

GENERAL DYNAMICS CORPORATION

By: /s/ David H. Fogg                  Name: David H. Fogg
Title: Vice President and Treasurer

Signature Page to Amendment No. 1 to
364-Day Credit Agreement dated as of March 16, 2018
General Dynamics Corporation

WELLS FARGO BANK, NATIONAL ASSOCIATION, individually as a Lender and as Administrative Agent

By: /s/ Adam Spreyer
Name: Adam Spreyer
Title: Director

Signature Page to Amendment No. 1 to
364-Day Credit Agreement dated as of March 16, 2018
General Dynamics Corporation

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Michael Contreras
Name: Michael Contreras
Title: Vice President

Signature Page to Amendment No. 1 to
364-Day Credit Agreement dated as of March 16, 2018
General Dynamics Corporation

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Philippe Pepin
Name: Philippe Pepin
Title: Authorized Signatory

Signature Page to Amendment No. 1 to
364-Day Credit Agreement dated as of March 16, 2018
General Dynamics Corporation

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as a Lender

By:	/s/ Cara Younger
Name: Cara Younger
Title: Director

By:	/s/ Miriam Trautmann
Name: Miriam Trautmann
Title: Senior Vice President

Signature Page to Amendment No. 1 to
364-Day Credit Agreement dated as of March 16, 2018
General Dynamics Corporation

LLOYDS BANK PLC, as a Lender

By:	/s/ Allen McGuire
Name: Allen McGuire
Title: Assistant Manager
Transaction Execution Category A M004

By:	/s/ Jennifer Larrow
Name: Jennifer Larrow
Title: Assistant Manager
Transaction Execution Category A L003

Signature Page to Amendment No. 1 to
364-Day Credit Agreement dated as of March 16, 2018
General Dynamics Corporation